UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 22, 2010
NORDSTROM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111
INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
On February 22, 2010, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended January 30, 2010, its financial position as of January 30, 2010, and its cash flows for the year ended January 30, 2010. A copy of this earnings release is attached as Exhibit 99.1.
ITEM 7.01 Regulation FD Disclosure
On February 22, 2010, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended January 30, 2010, its financial position as of January 30, 2010, and its cash flows for the year ended January 30, 2010. A copy of this earnings release is attached as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits
99.1
Nordstrom earnings release dated February 22, 2010 relating to the Company’s results of operations for the quarter and year ended January 30, 2010, its financial position as of January 30, 2010, and its cash flows for the year ended January 30, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: February 22, 2010

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Nordstrom earnings release dated February 22, 2010 relating to the Company’s results of operations for the quarter and year ended January 30, 2010, its financial position as of January 30, 2010, and its cash flows for the year ended January 30, 2010.